                                                                   Exhibit 99.11

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                              ABS NEW TRANSACTION

                            FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                          WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                JANUARY 25, 2006

================================================================================

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                               IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance   $304,012,985
Aggregate Original Principal Balance      $304,405,566
Number of Mortgage Loans                         1,465

                                MINIMUM    MAXIMUM   AVERAGE (1)
                                -------   --------   -----------
Original Principal Balance      $41,200   $704,000     $207,785
Outstanding Principal Balance   $41,084   $704,000     $207,517

                                 MINIMUM   MAXIMUM   WEIGHTED AVERAGE (2)
                                 -------   -------   --------------------
Original Term (mos)                 180       360              360
Stated remaining Term (mos)(5)      173       359              356
Loan Age (mos)(5)                     1        10                3
Current Interest Rate             4.775%   10.750%           6.854%
Initial Interest Rate Cap (3)     2.000%    3.000%           3.000%
Periodic Rate Cap (3)             1.000%    2.000%           1.004%
Gross Margin (3)                  3.700%    7.875%           5.676%
Maximum Mortgage Rate (3)        10.990%   17.750%          13.169%
Minimum Mortgage Rate (3)         3.750%   10.750%           6.801%
Months to Roll (3)                   16        58               22
Original Loan-to-Value            20.00%    95.00%           79.83%
Credit Score (4)                    514       802              653

                 EARLIEST      LATEST
                ----------   ----------
Maturity Date   06/01/2020   12/01/2035

                      PERCENT OF
LIEN POSITION       MORTGAGE POOL
-------------       -------------
1st Lien               100.00%
2nd Lien                    0

OCCUPANCY
Primary                 98.76%
Second Home              0.68
Investment               0.56

LOAN TYPE
Fixed Rate               6.51%
ARM                     93.49

AMORTIZATION TYPE
Fully Amortizing        41.02%
Interest-Only           51.91
Balloon                  7.06

                             PERCENT OF
YEAR OF ORIGINATION        MORTGAGE POOL
-------------------        -------------
2005                          100.00%

LOAN PURPOSE
Purchase                       77.87%
Refinance - Rate/Term           2.26
Refinance - Cashout            19.87

PROPERTY TYPE
Single Family                  70.54%
Condominium                    19.17
Two- to Four-Family             8.27
Planned Unit Development        2.02

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Adjustable Rate Mortgage Loans only.

(4)  Minimum and Weighting only for loans with scores.

(5)  As of the Cut-off Date.

MORTGAGE RATES

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF MORTGAGE RATES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
5.500% or less                39     $  9,488,763       3.12%      5.295%      683       $243,302     77.69%     75.62%   100.00%
5.501% to 6.000%             122       30,960,515      10.18       5.847       666        253,775     79.30      68.80    100.00
6.001% to 6.500%             248       58,750,277      19.32       6.315       660        236,896     79.92      54.96    100.00
6.501% to 7.000%             441       97,595,796      32.10       6.805       658        221,306     79.64      28.52    100.00
7.001% to 7.500%             294       55,130,411      18.13       7.275       647        187,518     79.98      24.86    100.00
7.501% to 8.000%             201       36,246,392      11.92       7.740       635        180,330     80.05      15.96    100.00
8.001% to 8.500%              59        9,127,273       3.00       8.201       626        154,700     81.05      26.93    100.00
8.501% to 9.000%              32        4,176,406       1.37       8.718       601        130,513     83.07      44.17    100.00
9.001% to 9.500%              16        1,527,261       0.50       9.350       609         95,454     82.72      40.48    100.00
9.501% to 10.000%              7          545,078       0.18       9.704       561         77,868     85.01      24.20    100.00
10.001% to 10.500%             2          185,119       0.06      10.424       563         92,559     82.52       0.00    100.00
10.501% to 11.000%             4          279,696       0.09      10.642       539         69,924     85.18      51.76    100.00
                           -----     ------------     ------      ------       ---       --------     -----      -----    ------
TOTAL:                     1,465     $304,012,985     100.00%      6.854%      653       $207,517     79.83%     37.26%   100.00%
                           =====     ============     ======      ======       ===       ========     =====      =====    ======

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.775% per annum to 10.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.854% per annum.

REMAINING MONTHS TO STATED MATURITY

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
RANGE OF REMAINING           OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
MONTHS TO STATED          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MATUARITY                   LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
------------------        --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
169 to 180                      7    $    649,860       0.21%     6.868%       673       $ 92,837     74.16%     60.88%   100.00%
349 to 360                   1458     303,363,125      99.79      6.854        653        208,068     79.84      37.21    100.00
                            -----    ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                      1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%   100.00%
                            =====    ============     ======      =====        ===       ========     =====      =====    ======

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 349 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL MORTGAGE   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
LOAN PRINCIPAL BALANCES        LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
$50,000 or less                   13    $    576,934       0.19%     8.975%       575       $ 44,380     69.71%     77.29%     0.00%
$50,001 to $100,000              223      18,125,346       5.96      7.404        632         81,280     80.45      62.69     18.27
$100,001 to $150,000             353      43,540,892      14.32      7.021        643        123,345     80.06      52.01     31.45
$150,001 to $200,000             269      47,252,073      15.54      6.919        651        175,658     79.85      42.14     42.12
$200,001 to $250,000             171      38,403,917      12.63      7.033        646        224,584     80.09      31.34     49.96
$250,001 to $300,000             144      39,701,488      13.06      6.727        654        275,705     79.17      38.08     58.42
$300,001 to $350,000              90      29,081,270       9.57      6.709        654        323,125     79.90      33.21     56.69
$350,001 to $400,000              85      31,931,612      10.50      6.704        660        375,666     79.98      21.08     61.18
$400,001 to $450,000              53      22,631,803       7.44      6.699        660        427,015     80.04      17.07     83.20
$450,001 to $500,000              36      17,074,684       5.62      6.445        682        474,297     79.84      27.75     69.65
$500,001 to $550,000              15       7,867,714       2.59      7.007        666        524,514     79.81      40.21     66.45
$550,001 to $600,000               8       4,594,400       1.51      6.110        674        574,300     80.00      49.54    100.00
$600,001 to $650,000               4       2,526,853       0.83      6.373        652        631,713     74.78      25.09     49.69
$700,001 to $750,000               1         704,000       0.23      6.400        684        704,000     80.00     100.00    100.00
                               -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                         1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                               =====    ============     ======      =====        ===       ========     =====      =====     =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $41,084 to approximately $704,000 and the average outstanding principal balance of the Mortgage Loans was approximately $207,517.

PRODUCT TYPES

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PRODUCT TYPES            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------          --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fixed - 15 Year              3    $    289,218       0.10%     6.555%       666       $ 96,406     79.99%     53.42%     0.00%
Fixed - 30 Year             94      15,878,802       5.22      6.844        663        168,923     77.48      63.72     11.78
30/15 Ballon                 4         360,642       0.12      7.119        678         90,161     69.47      66.86      0.00
40/30 Balloon               18       3,272,082       1.08      6.464        646        181,782     79.66      87.30      0.00
ARM - 2 Year/6 Month     1,140     239,925,247      78.92      6.872        654        210,461     80.02      33.57     58.72
ARM - 3 Year/6 Month       138      25,316,882       8.33      6.689        656        183,456     79.82      50.89     58.31
ARM - 5 Year/6 Month         3       1,126,354       0.37      6.616        638        375,451     72.37       0.00     26.04
ARM - 2 Year/6 Month
   (40 Yr Amort)            51      13,799,169       4.54      6.984        627        270,572     79.99      32.92      0.00
ARM - 3 Year/6 Month
   (40 Yr Amort)            14       4,044,591       1.33      6.838        643        288,899     80.39      48.04      0.00
                         -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                   1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                         =====    ============     ======      =====        ===       ========     =====      =====     =====

AMORTIZATION TYPE

                           NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                             OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                          MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
AMORTIZATION TYPE           LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----------------         --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Fully Amortizing              756    $124,720,032      41.02%     6.979%       646       $164,974     79.75%     39.88%     0.00%
Balloon                        87      21,476,483       7.06      6.880        634        246,856     79.84      44.63      0.00
24 Month Interest-Only         55      13,716,012       4.51      6.960        668        249,382     79.87      22.79    100.00
60 Month Interest-Only        562     142,892,858      47.00      6.732        661        254,258     79.89      34.92    100.00
120 Month Interest-Only         5       1,207,600       0.40      6.817        649        241,520     79.84      78.14    100.00
                            -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                      1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                            =====    ============     ======      =====        ===       ========     =====      =====     =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                        NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                          OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                       MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
STATE                    LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-----                  --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
Alabama                      8    $    888,195       0.29%     7.293%       647       $111,024     80.00%     75.44%     0.00%
Alaska                       6       1,152,499       0.38      7.384        618        192,083     80.00      30.49      0.00
Arizona                     64      13,349,639       4.39      7.051        646        208,588     79.75      31.81     60.30
Arkansas                     7         701,692       0.23      7.524        630        100,242     82.85      51.64     39.54
California                 352     114,056,556      37.52      6.566        666        324,024     79.73      31.79     71.53
Colorado                    51       9,731,313       3.20      6.894        638        190,810     79.71      43.92     62.34
Connecticut                  4         683,703       0.22      7.522        627        170,926     85.10      58.90     24.92
Delaware                     3         504,315       0.17      6.990        684        168,105     80.00       0.00     44.40
District of Columbia         1         396,000       0.13      6.950        651        396,000     80.00       0.00    100.00
Florida                    182      31,827,734      10.47      7.011        651        174,878     79.67      31.99     35.11
Georgia                     43       6,353,215       2.09      7.087        651        147,749     80.22      45.22     37.38
Hawaii                       1         264,000       0.09      7.650        614        264,000     80.00       0.00    100.00
Idaho                        7         856,781       0.28      7.025        651        122,397     80.00      37.67     12.79
Illinois                    86      14,873,503       4.89      6.927        650        172,948     79.86      41.02     28.26
Indiana                     10         853,839       0.28      7.404        632         85,384     82.26      45.13     10.96
Iowa                        19       2,053,652       0.68      6.735        669        108,087     80.14      87.25      8.33
Kansas                      12       1,318,673       0.43      7.419        631        109,889     79.93      69.94     25.43
Kentucky                     7         793,522       0.26      7.329        620        113,360     79.53      37.48      0.00
Louisiana                    3         282,795       0.09      7.093        651         94,265     80.00      22.27      0.00
Maine                        4         579,712       0.19      6.896        639        144,928     80.00      66.47      0.00
Maryland                    53      13,433,115       4.42      7.111        640        253,455     79.56      31.96     36.98
Massachusetts               10       1,963,189       0.65      7.092        638        196,319     80.28      31.55     40.99
Michigan                    25       3,530,195       1.16      7.743        619        141,208     81.75      28.46     10.33
Minnesota                   14       2,312,118       0.76      7.081        624        165,151     79.79      45.89     22.29
Missouri                    95      12,192,920       4.01      7.208        640        128,347     80.00      53.47     36.13
Nebraska                     5         456,694       0.15      8.098        630         91,339     80.00     100.00      0.00
Nevada                      32       8,870,872       2.92      6.935        640        277,215     79.77      20.17     80.60
New Jersey                  11       2,556,502       0.84      6.781        665        232,409     80.00      23.43     54.23
New Mexico                   9         989,912       0.33      7.310        625        109,990     79.53      41.72     32.76
New York                     9       2,095,215       0.69      6.727        671        232,802     76.98      34.05     25.01
North Carolina              32       4,347,724       1.43      7.066        635        135,866     79.74      74.66     45.54
North Dakota                 1          75,584       0.02      7.625        601         75,584     75.00       0.00      0.00
Ohio                        31       4,417,739       1.45      7.119        637        142,508     80.28      30.72     45.90
Oklahoma                    11       1,871,818       0.62      8.025        617        170,165     81.36      60.44      6.37
Oregon                      19       3,383,901       1.11      6.595        634        178,100     79.95      68.54     47.33
Pennsylvania                10         909,156       0.30      7.636        628         90,916     81.26      65.98      0.00
Rhode Island                 8       1,496,229       0.49      7.576        654        187,029     80.23      39.21     56.91
South Carolina              20       3,105,665       1.02      6.672        650        155,283     79.97      52.91     36.51
South Dakota                 1          95,120       0.03      7.275        643         95,120     80.00     100.00    100.00
Tennessee                   22       2,486,225       0.82      7.270        627        113,010     80.64      49.16     29.90
Texas                       38       4,745,714       1.56      7.333        645        124,887     79.89      36.09     17.87
Utah                        21       2,581,115       0.85      6.315        647        122,910     80.00      64.51     16.16
Virginia                    46      11,706,193       3.85      6.969        661        254,482     79.94      32.48     43.00
Washington                  62      11,677,844       3.84      6.577        648        188,352     79.45      52.20     57.16
West Virginia                1         261,599       0.09      6.850        605        261,599     80.00     100.00    100.00
Wisconsin                    9         929,289       0.31      7.477        642        103,254     80.33      20.68     10.17
                         -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                   1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                         =====    ============     ======      =====        ===       ========     =====      =====     =====

(1) No more than approximately 0.60% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

ORIGINAL LOAN-TO-VALUE RATIOS

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
RANGE OF ORIGINAL            MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
LOAN-TO-VALUE RATIOS           LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------------         --------   ------------   ----------   --------   -------   -----------   --------   -------   -------
50.00% or less                     5    $    777,577       0.26%     6.005%      673       $155,515     36.91%     79.53%     0.00%
50.01% to 55.00%                   1         249,504       0.08      5.300       779        249,504     52.84     100.00      0.00
60.01% to 65.00%                   1         197,366       0.06      6.625       593        197,366     65.00     100.00      0.00
65.01% to 70.00%                   9       1,864,367       0.61      6.603       650        207,152     68.91      17.26     73.71
70.01% to 75.00%                  36       5,602,769       1.84      6.968       647        155,632     73.82      17.90     40.65
75.01% to 80.00%               1,360     288,289,145      94.83      6.822       654        211,977     79.97      37.16     52.91
80.01% to 85.00%                  21       3,590,910       1.18      8.065       601        170,996     84.62      39.35     26.75
85.01% to 90.00%                  24       2,617,628       0.86      8.511       588        109,068     89.81      67.29     12.29
90.01% to 95.00%                   8         823,719       0.27      8.883       579        102,965     94.80      71.87     40.60
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                         1,465    $304,012,985     100.00%     6.854%      653       $207,517     79.83%     37.26%    51.91%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====

Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted

LOAN PURPOSE

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
LOAN PURPOSE                   LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
------------                 --------   ------------   ----------   --------   -------   -----------   --------   -------   -------
Purchase                       1,131    $236,746,925      77.87%     6.918%      655      $209,325      80.06%     30.49%    52.04%
Refinance - Cashout              301      60,404,181      19.87      6.645       645       200,678      78.89      61.54     51.95
Refinance - Rate/Term             33       6,861,879       2.26      6.489       635       207,936      80.12      57.24     47.10
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                         1,465    $304,012,985     100.00%     6.854%      653      $207,517      79.83%     37.26%    51.91%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====

PROPERTY TYPE

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
PROPERTY TYPE                  LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
-------------                --------   ------------   ----------   --------   -------   -----------   --------   -------   -------
Single Family                  1,084    $214,444,226      70.54%     6.850%      652       $197,827     79.89%     39.74%    50.95%
Planned Unit Development         228      58,294,342      19.17      6.825       654        255,677     79.63      31.97     51.34
Condominium                      127      25,128,664       8.27      6.939       658        197,863     79.83      31.50     58.66
Two- to Four-Family               26       6,145,754       2.02      6.936       659        236,375     79.53      24.77     63.42
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                         1,465    $304,012,985     100.00%     6.854%      653       $207,517     79.83%     37.26%    51.91%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====

DOCUMENTATION

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
ACOUSTIC                       LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------                     --------   ------------   ----------   --------   -------   -----------   --------   -------   -------
Stated Documentation             352    $ 82,349,776      27.09%     7.141%      655       $233,948     79.92%      0.00%    40.76%
Full Documentation               174      36,304,064      11.94      6.623       629        208,644     80.35     100.00     42.84
Limited Documentation             19       5,226,456       1.72      6.831       617        275,077     80.42       0.00     63.62
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                           545    $123,880,296      40.75%     6.976%      646       $227,303     80.07%     29.31%    42.34%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====
NOVASTAR
Stated Documentation             124    $ 31,116,866      10.24%     6.664%      657       $250,942     79.66%      0.00%    62.35%
Full Documentation               119      19,422,843       6.39      6.413       637        163,217     79.14     100.00     48.54
No Documentation                  13       2,637,936       0.87      6.388       707        202,918     77.85       0.00     62.65
Limited Documentation              6       1,011,375       0.33      8.007       603        168,563     86.18       0.00     31.81
NINA                               1          94,400       0.03      6.150       758         94,400     80.00       0.00    100.00
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                           263    $ 54,283,420      17.86%     6.585%      652       $206,401     79.50%     35.78%    56.92%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====
COMUNITY
Full Documentation               205    $ 33,750,770      11.10%     6.413%      645       $164,638     79.47%    100.00%    43.82%
Stated Documentation             117      23,891,565       7.86      6.999       676        204,201     79.63       0.00     71.95
Alternative Documentation         18       3,666,203       1.21      6.691       646        203,678     79.71       0.00     57.97
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                           340    $ 61,308,539      20.17%     6.658%      657       $180,319     79.55%     55.05%    55.63%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====
OTHER
Full Documentation               137    $ 23,812,562       7.83%     6.854%      635       $173,814     80.16%    100.00%    59.59%
Stated Documentation             140      33,292,172      10.95      7.119       681        237,801     79.87       0.00     67.11
Other Documentation               40       7,435,998       2.45      7.224       669        185,900     79.36       0.00     51.54
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                           317    $ 64,540,731      21.23%     7.034%      663       $203,599     79.92%     36.90%    62.55%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====
GRAND TOTAL:                   1,465    $304,012,985     100.00%     6.854%      653       $207,517     79.83%     37.26%    51.91%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====

OCCUPANCY

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
OCCUPANCY                      LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
---------                    --------   ------------   ----------   --------   -------   -----------   --------   -------   -------
Primary                        1,446    $300,232,512      98.76%     6.849%      653       $207,630     79.82%     37.57%    51.90%
Second Home                        9       2,073,096       0.68      7.180       695        230,344     80.00       7.10     66.50
Investment                        10       1,707,377       0.56      7.328       655        170,738     80.77      19.48     36.02
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                         1,465    $304,012,985     100.00%     6.854%      653       $207,517     79.83%     37.26%    51.91%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOANS AGE SUMMARY

                              NUMBER      AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED
                                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                             MORTGAGE      BALANCE     MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE LOANS AGE(MONTHS)     LOANS     OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV       DOC       IO
--------------------------   --------   ------------   ----------   --------   -------   -----------   --------   -------   -------
 1                                 1    $    191,900       0.06%     6.875%      643       $191,900     80.00%    100.00%     0.00%
 2                               459      96,875,723      31.87      7.078       650        211,058     79.94      29.70     41.62
 3                               504     103,495,102      34.04      6.923       653        205,347     80.08      40.39     54.38
 4                               183      38,990,459      12.83      6.561       661        213,063     79.79      46.71     62.86
 5                               249      51,374,828      16.90      6.579       653        206,325     79.52      36.99     57.79
 6                                64      12,483,160       4.11      6.621       648        195,049     78.61      41.03     53.01
 7                                 2         140,226       0.05      7.953       634         70,113     69.15     100.00      0.00
 8                                 2         168,288       0.06      7.447       681         84,144     80.00      30.64     69.36
10                                 1         293,300       0.10      5.000       691        293,300     70.00       0.00    100.00
                               -----    ------------     ------      -----       ---       --------     -----      -----     -----
TOTAL:                         1,465    $304,012,985     100.00%     6.854%      653       $207,517     79.83%     37.26%    51.91%
                               =====    ============     ======      =====       ===       ========     =====      =====     =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
ORIGINAL PREPAYMENT   MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
PENALTY TERM            LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
-------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
None                      353    $ 70,284,278      23.12%     7.016%       653       $199,106     79.80%     35.88%    41.57%
12 Months                  45      11,366,114       3.74      7.090        654        252,580     80.02      31.19     51.55
24 Months                 845     180,066,881      59.23      6.859        653        213,097     79.94      33.90     57.14
36 Months                 221      42,096,838      13.85      6.505        654        190,483     79.36      55.80     47.14
60 Months                   1         198,874       0.07      6.375        632        198,874     80.00       0.00      0.00
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                  1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.

CREDIT SCORES

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF CREDIT SCORES     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
501 to 525                     4    $    366,042       0.12%     9.054%       521       $ 91,511     82.11%     24.98%     0.00%
526 to 550                    17       1,826,313       0.60      8.976        541        107,430     86.54      52.79      0.00
551 to 575                    23       3,399,930       1.12      8.147        567        147,823     83.20      87.67      9.18
576 to 600                   155      25,077,732       8.25      7.052        590        161,792     80.09      79.20     30.73
601 to 625                   311      61,067,569      20.09      7.019        614        196,359     79.53      45.68     43.68
626 to 650                   345      72,525,463      23.86      6.854        639        210,219     79.93      38.77     54.07
651 to 675                   258      55,286,191      18.19      6.854        662        214,288     79.91      22.73     56.08
676 to 700                   165      38,980,911      12.82      6.609        687        236,248     79.65      25.48     65.32
701 to 725                    88      21,162,320       6.96      6.521        711        240,481     79.70      26.97     57.78
726 to 750                    52      12,983,118       4.27      6.474        735        249,675     79.14      22.15     62.79
751 to 775                    29       6,744,111       2.22      6.613        764        232,556     79.91      25.34     61.91
776 to 800                    17       4,521,286       1.49      6.658        784        265,958     78.50      11.46     62.16
801 to 825                     1          72,000       0.02      6.875        802         72,000     72.00     100.00    100.00
                           -----    ------------     ------      -----        ---       --------     -----     ------    ------
TOTAL:                     1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                           =====    ============     ======      =====        ===       ========     =====     ======    ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 514 to 802 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 653.

CREDIT GRADE

                       NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                         OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                      MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ACOUSTIC                LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
--------              --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
AA                        421    $ 97,650,578      32.12%     6.914%       647       $231,949     79.98%     29.43%    43.14%
A                         123      26,138,925       8.60      7.194        643        212,512     80.34      28.61     39.49
B                           1          90,793       0.03       10.6        556         90,793     90.00     100.00        --
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                    545    $123,880,296      40.75%     6.976%       646       $227,303     80.07%     29.31%    42.34%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====
NOVASTAR
Alt A                     142    $ 31,458,624      10.35%     6.373%       665       $221,540     79.69%     24.56%    63.75%
M1                        115      22,129,337       7.28      6.855        634        192,429     79.14      49.71     49.00
M2                          5         563,871       0.19      7.395        612        112,774     83.48     100.00        --
M3                          1         131,588       0.04      8.425        553        131,588     80.00     100.00        --
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                    263    $ 54,283,420      17.86%     6.585%       652       $206,401     79.50%     35.78%    56.92%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====
COMUNITY
AAA                        24    $  5,597,047       1.84%     6.376%       701       $233,210     79.98%     23.73%    64.55%
AA+                       309      54,369,692       8.60      6.666        654        175,954     79.49      57.39     54.72
AA                          5       1,180,106       8.60      7.209        627        236,021     79.98     100.00     62.77
A-                          2         161,694       8.60       9.75        519         80,847     80.00      25.93        --
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                    340    $ 61,308,539      20.17%     6.658%       657       $180,319     79.55%     55.05%    55.63%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====
OTHER
Tier 1                    113    $ 23,017,758       7.57      7.112%       662       $203,697     79.77%     19.02%    59.71%
Other                     204      41,522,973      13.66       6.99        663        203,544     80.00      46.80     64.11
                        -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:                    317    $ 64,540,731      21.23%     7.034%       663       $203,599     79.92%     36.90%    62.55%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====
GRAND TOTAL:            1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
                        =====    ============     ======      =====        ===       ========     =====      =====     =====

GROSS MARGINS

                          NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                            OF        PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
                         MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
RANGE OF GROSS MARGINS     LOANS     OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV       DOC        IO
----------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
3.501% to 4.000%               7    $  1,434,328       0.50%     6.458%       638       $204,904     77.64%     15.57%    78.12%
4.001% to 4.500%              28       5,792,106       2.04      6.525        669        206,861     79.42      53.38     63.44
4.501% to 5.000%             105      24,803,567       8.73      6.212        665        236,224     79.96      45.00     70.67
5.001% to 5.500%             462     112,830,014      39.70      6.812        655        244,221     79.82      25.18     51.43
5.501% to 6.000%             355      71,341,571      25.10      6.954        651        200,962     80.01      37.41     56.47
6.001% to 6.500%             169      31,386,731      11.04      6.911        644        185,720     80.45      51.44     46.52
6.501% to 7.000%             218      36,156,426      12.72      7.275        642        165,855     80.17      39.26     56.68
7.001% to 7.500%               1         216,000       0.08      7.750        619        216,000     80.00       0.00    100.00
7.501% to 8.000%               1         251,499       0.09      8.125        744        251,499     80.00       0.00      0.00
                           -----    ------------     ------      -----        ---       --------     -----      -----    ------
TOTAL:                     1,346    $284,212,242     100.00%     6.859%       652       $211,153     79.98%     35.16%    54.87%
                           =====    ============     ======      =====        ===       ========     =====      =====    ======

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.700% per annum to 7.875% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 5.676% per annum.

MAXIMUM MORTGAGE RATES

                      NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                        OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
RANGE OF MAXIMUM     MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
MORTGAGE RATES         LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
----------------     --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
11.000% or less            3    $    576,640       0.20%      4.995%     671        $192,213     74.91%     49.14%    50.86%
11.001% to 11.500%        17       3,571,206       1.26       5.433      689         210,071     79.89      92.27     48.92
11.501% to 12.000%        77      20,674,524       7.27       5.800      661         268,500     79.77      75.56     63.61
12.001% to 12.500%       162      40,882,652      14.38       6.232      663         252,362     79.95      53.54     52.47
12.501% to 13.000%       312      72,721,530      25.59       6.672      661         233,082     79.75      30.46     59.52
13.001% to 13.500%       265      55,638,981      19.58       7.018      648         209,958     79.87      29.40     57.93
13.501% to 14.000%       263      52,761,357      18.56       7.220      644         200,614     79.71      19.47     55.08
14.001% to 14.500%       108      17,218,052       6.06       7.516      646         159,426     80.42      22.29     44.66
14.501% to 15.000%        73      11,998,567       4.22       7.898      637         164,364     81.21      23.16     40.99
15.001% to 15.500%        31       4,335,320       1.53       8.391      620         139,849     82.22      45.83     41.21
15.501% to 16.000%        19       2,486,345       0.87       8.888      602         130,860     83.33      33.90     13.40
16.001% to 16.500%         7         751,165       0.26       9.423      601         107,309     81.79      49.18      0.00
16.501% to 17.000%         4         221,880       0.08      10.115      553          55,470     87.19      81.48      0.00
17.001% to 17.500%         2         185,119       0.07      10.424      563          92,559     82.52       0.00      0.00
17.501% to 18.000%         3         188,903       0.07      10.663      531          62,968     82.86      28.58      0.00
                       -----    ------------     ------      ------      ---        --------     -----      -----     -----
TOTAL:                 1,346    $284,212,242     100.00%      6.859%     652        $211,153     79.98%     35.16%    54.87%
                       =====    ============     ======      ======      ===        ========     =====      =====     =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 17.750% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.169% per annum.

NEXT RATE ADJUSTMENT DATE

                             NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                               OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
                            MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
NEXT RATE ADJUSTMENT DATE     LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
-------------------------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
May 2007                          2    $    168,288       0.06%     7.447%       681       $ 84,144     80.00%     30.64%    69.36%
July 2007                        51      10,654,324       3.75      6.641        645        208,908     79.48      36.15     62.11
August 2007                     203      43,046,305      15.15      6.563        654        212,051     80.14      34.09     62.93
September 2007                  128      29,281,612      10.30      6.648        661        228,763     79.87      37.75     73.21
October 2007                    413      87,021,987      30.62      6.929        653        210,707     80.12      37.54     57.02
November 2007                   393      83,360,000      29.33      7.096        648        212,112     79.97      27.11     43.20
December 2007                     1         191,900       0.07      6.875        643        191,900     80.00     100.00      0.00
July 2008                         1          92,692       0.03      6.550        620        92,692      80.00     100.00      0.00
August 2008                      15       2,687,485       0.95      6.397        659        179,166     80.26      54.16     83.40
September 2008                   31       5,685,733       2.00      6.169        661        183,411     79.27      68.61     54.04
October 2008                     54      10,299,861       3.62      6.923        649        190,738     80.14      44.87     54.70
November 2008                    51      10,595,702       3.73      6.873        655        207,759     79.92      44.87     36.00
March 2010                        1         293,300       0.10      5.000        691        293,300     70.00       0.00    100.00
August 2010                       1         637,320       0.22      6.950        610        637,320     71.11       0.00      0.00
November 2010                     1         195,733       0.07      7.950        652        195,733     80.00       0.00      0.00
                              -----    ------------     ------      -----        ---       --------     -----     ------    ------
TOTAL:                        1,346    $284,212,242     100.00%     6.859%       652       $211,153     79.98%     35.16%    54.87%
                              =====    ============     ======      =====        ===       ========     =====     ======    ======

ORIGINATOR

              NUMBER      AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED
                OF        PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE     PRINCIPAL     AVERAGE   PERCENT
             MORTGAGE      BALANCE      MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
ORIGINATOR     LOANS     OUTSTANDING      POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
----------   --------   ------------   ----------   --------   --------   -----------   --------   -------   -------
ACOUSTIC         545    $123,880,296      40.75%     6.976%       646       $227,303     80.07%     29.31%    42.34%
COMUNITY         340      61,308,539      20.17      6.658        657        180,319     79.55      55.05     55.63
NOVASTAR         263      54,283,420      17.86      6.585        652        206,401     79.50      35.78     56.92
Other            317      64,540,731      21.23      7.034        663        203,599     79.92      36.90     62.55
               -----    ------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:         1,465    $304,012,985     100.00%     6.854%       653       $207,517     79.83%     37.26%    51.91%
               =====    ============     ======      =====        ===       ========     =====      =====     =====